SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 19, 2004
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                            BellaVista Capital, Inc.
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             (Exact name of registrant as specified in its charter)


                           Maryland 0-30507 94-3324992
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             (State or other jurisdiction (Commission (IRS Employer
               of incorporation) File Number) Identification No.)


                  99 El Camino Real, Menlo Park, CA       94025
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 328-3060
                                                           --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

As of July 19, 2004, the Company entered into a Shareholder Rights Agreement with Mellon Investor Services, LLC as Rights Agent. Concurrently with the adoption of the Shareholder Rights Plan represented by the Shareholder Rights Agreement, the Board of Directors declared a dividend of one Right (as defined in the Agreement) per outstanding share of its Class A Convertible Preferred Stock, par value $0.01 per share (the "Preferred Shares") to holders of record of the Preferred Shares as of July 1, 2004. Each Right entitles the holder thereof to acquire a share of the Company's capital stock on the terms and conditions, and subject to the restrictions and adjustments, set forth in the Agreement, a copy of which is attached to this report as Exhibit 4.4.


Item 7.  Financial Statements and Exhibits


Exhibit 4.4 Shareholder Rights Agreement, dated as of July 19, 2004, between Registrant and Mellon Investor Services, LLC, including the form of Rights Certificate attached thereto as an exhibit



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 19, 2004                      BellaVista Capital, Inc.



             By:  /s/ MICHAEL RIDER
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                  Michael Rider, Chief Executive Officer













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